UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to § 240.14a-12

Tilray, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	1.	Title of each class of securities to which transaction applies:
	2.	Aggregate number of securities to which transaction applies:
	3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	4.	Proposed maximum aggregate value of transaction:
	5.	Total fee paid:

☐	Fee paid previously with preliminary materials.

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This Schedule 14A filing consists of the following press release (the “Press Release”) from Tilray, Inc., a Delaware corporation (“Tilray”), relating to the proposed business combination of Tilray and Aphria Inc., a corporation existing under the laws of the Province of Ontario (“Aphria”), pursuant to the terms of an Arrangement Agreement, dated December 15, 2020, as amended, by and among the Tilray and Aphria:

The Press Release was first used or made available on April 12, 2021.

PRESS RELEASE

MAKE YOUR VOTE COUNT!

Tilray Reminds Shareholders to Vote FOR the Proposed

Business Combination with Aphria Inc.

NANAIMO, B.C. – April 12, 2021 – Tilray, Inc. (NASDAQ: TLRY), a global pioneer in cannabis research, cultivation, production, and distribution, today reminds that holders (the “Shareholders”) of Tilray common shares (the “Shares”) vote FOR the proposals to complete the business combination between Aphria Inc. and Tilray (the “Transaction”). Tilray Shareholders who held Shares as of the March 12, 2021 record date are eligible to vote those Shares at the April 16, 2021 Tilray special meeting. All Shareholders are encouraged to have their voices heard in regard to this very important matter concerning their investment in Tilray, regardless of the number of Shares held.

Special Meeting of Shareholders

The Tilray special meeting of shareholders (the “Meeting”) will take place via live audio webcast at www.virtualshareholdermeeting.com/TLRY2021SM on April 16, 2021, at 11:00 AM (Eastern time).

YOUR VOTE IS IMPORTANT – PLEASE VOTE TODAY

The proxy voting deadline for telephone and Internet is

11:59 PM (Eastern time) on Thursday, April 15, 2021

The Tilray board of directors unanimously recommends that shareholders vote

“FOR” each of the proposals to be voted on at the Meeting.

How to Vote

Your vote is important regardless of the number of Shares you own. Registered and beneficial Shareholders may vote using the following methods:

•	Internet: Go to www.proxyvote.com and enter the 16-digit control number printed on the form of proxy or voting instruction form to access the website and follow the instructions on the screen.

•

Telephone: Call the toll-free telephone number provided on the form of proxy or voting instruction form and follow the prompted voting instructions. You will need to enter the 16-digit control number printed on the form of proxy or voting instruction form.

If you hold your Shares through a broker, investment dealer or other intermediary, please follow the instructions on the voting instruction form provided by such broker, investment dealer or other intermediary to ensure that your vote is counted at the Meeting.

Shareholder Questions

If you have questions or need more information about the Transaction, please contact Tilray’s shareholder communications advisor and proxy solicitation agent, Mackenzie Partners, Inc. by telephone toll-free at 1-800-322-2885 or by e-mail at proxy@mackenziepartners.com.

About Tilray®

Tilray is a global pioneer in the research, cultivation, production, and distribution of cannabis and cannabinoids, currently serving tens of thousands of patients and consumers in 18 countries spanning five continents.

For further information:

Media:

Berrin Noorata

news@tilray.com

Investors

Raphael Gross

203-682-8253

Raphael.Gross@icrinc.com

Additional Investor Contact :

Bob Marese/John Bryan

212-929-5500

bmarese@mackenziepartners.com

Jbryan@mackenziepartners.com

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Certain information in this communication constitutes forward-looking information or forward-looking statements (together, “forward-looking statements”) under Canadian securities laws and within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are intended to be covered by the safe harbor created by such sections and other applicable laws. The forward-looking statements are expressly qualified by this cautionary statement. Forward-looking statements are provided for the purpose of presenting information about management’s current expectations and plans relating to the future, and readers are cautioned that such statements may not be appropriate for other purposes. Any information or statements that are contained in this communication that are not statements of historical fact may be deemed to be forward-looking statements, including, but not limited to, statements in this communication with regards to: (i) statements relating to the strategic business combination of Aphria and Tilray and the expected timing and closing of the Transaction; the Transaction including, receipt of required shareholder approvals, court approvals and satisfaction of other closing customary conditions; (ii) estimates of pro-forma financial information of the Combined Company, including in respect of expected revenues and production of cannabis; (iii) the expected strategic and financial benefits of the business combination, including estimates of future cost reductions, synergies, including expected pre-tax synergies, savings and efficiencies; (iv) statements that the Combined Company anticipates having scalable medical and adult-use cannabis platforms expected to strengthen the leadership position in Canada, internationally and, eventually in the United States; (v) statements that the Combined Company is expected to offer a diversified and branded product offering and distribution footprint, state-of-the-art cultivation, processing and manufacturing facilities; (vi) statements in respect of operational efficiencies expected to be generated as a result of the Transaction in the amount of approximately C$100 million of pre-tax annual cost synergies; (vii) statements regarding the value and returns to shareholders expected to be generated by the business combination; (viii) expectations of future balance sheet strength and future equity; (ix) expectations regarding the Combined Company’s future M&A strategy; and (x) the expectation that the Combined Company’s shares will be listed on the Toronto Stock Exchange concurrently with, or as soon as possible after, the closing of the Transaction. Aphria and Tilray use words such as “forecast”, “future”, “should”, “could”, “enable”, “potential”, contemplate”, “believe”, “anticipate”, “estimate”, “plan”, “expect”, “intend”, “may”, “project”, “will”, “would” and the negative of these terms or similar expressions to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Certain material factors or assumptions were used in drawing the conclusions contained in the forward-looking statements throughout this communication, including the ability of the parties to receive, in a timely manner and on satisfactory terms, the necessary shareholder and court approvals for the Transaction, the ability of the parties to satisfy, in a timely manner, the conditions to closing of the Transaction and other expectations and assumptions concerning the Transaction. Forward-looking statements reflect current beliefs of management of Aphria and Tilray with respect to future events and are based on information currently available to each respective management team including the reasonable assumptions, estimates, analysis and opinions of management of Aphria and Tilray considering their experience, perception of trends, current conditions and expected developments as well as other factors that each respective management believes to be relevant as at the date such statements are made. Forward-looking statements involve significant known and unknown risks and uncertainties. Many factors could cause actual results, performance or achievement to be materially different from any future forward-looking statements. Factors that may cause such differences include, but are not limited to, risks assumptions and expectations described in Aphria’s and Tilray’s critical accounting policies and estimates; the adoption and impact of certain accounting pronouncements; Aphria’s and Tilray’s future financial and operating performance; the competitive and business strategies of Aphria and Tilray; the intention to grow the business, operations and potential activities of Aphria and Tilray; the ability of Aphria and Tilray to complete the Transaction; Aphria’s and Tilray’s ability to provide a return on investment; Aphria’s and Tilray’s ability to maintain a strong financial position and manage costs, the ability of Aphria and Tilray to maximize the utilization of their existing assets and investments and that the completion of the Transaction is subject to the satisfaction or waiver of a number of conditions as set forth in the Arrangement Agreement. There can be no assurance as to when these conditions will be satisfied or waived, if at all, or that other events will not intervene to delay or result in the failure to complete the Transaction. There is a risk that some or all the expected benefits of the Transaction may fail to materialize or may not occur within the time periods anticipated by Aphria and Tilray. The challenge of coordinating previously independent businesses makes evaluating the business and future financial prospects of the Combined Company following the Transaction difficult. Material risks that could cause actual results to differ from forward-looking statements also include the inherent uncertainty associated with the financial and other projections a well as market changes arising from governmental actions or market conditions in response to the COVID-19 public health crisis; the prompt and effective integration of the Combined Company; the ability to achieve the anticipated synergies and value-creation contemplated by the Transaction; the risk associated with Aphria’s and Tilray’s ability to obtain the approval of the proposed transaction by their shareholders required to consummate the Transaction and the timing of the closing of the Transaction, including the risk that the conditions to the Transaction are not satisfied on a timely basis or at all; the risk that a consent or authorization that may be required for the Transaction is not obtained or is obtained subject to conditions that are not anticipated; the outcome of any legal proceedings that may be instituted against the parties and others related to the Arrangement Agreement; unanticipated difficulties or expenditures relating to the Transaction, the response of business partners and retention as a result of the announcement and pendency of the Transaction; risks relating to the value of Tilray’s common stock to be issued in connection with the transaction; the impact of competitive responses to the announcement of the Transaction; and the diversion of management time on transaction-related issues. Readers are cautioned that the foregoing list of factors is not exhaustive. Other risks and uncertainties not presently known to Aphria and Tilray or that Aphria and Tilray presently believe are not material could also cause actual results or events to differ materially from those expressed in the forward-looking statements contained herein. For a more detailed discussion of risks and other factors, see the most recently filed annual information form of Aphria and the annual report filed on form 10-K of Tilray made with applicable securities regulatory authorities and available on SEDAR and EDGAR. The forward-looking statements included in this communication are made as of the date of this communication and neither Aphria nor Tilray undertake any obligation to publicly update such forward-looking statements to reflect new information, subsequent events or otherwise unless required by applicable securities laws.

ADDITIONAL INFORMATION ABOUT THE TRANSACTION AND WHERE TO FIND IT

This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote or approval in any jurisdiction, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. This communication is being made in respect of the proposed transaction involving Aphria and Tilray pursuant to the terms of an arrangement agreement by and among Aphria and Tilray and may be deemed to be soliciting material relating to the proposed transaction.

In connection with the Transaction, Tilray has filed a joint proxy statement/management information circular (the “Circular”) containing important information about the Transaction and related matters. The Circular has also been made available by Aphria and Tilray on their respective SEDAR profiles. Additionally, Aphria and Tilray will file other relevant materials in connection with the Transaction with the applicable securities regulatory authorities. Investors and security holders of Aphria and Tilray are urged to carefully read the entire Circular (including any amendments or supplements to such documents), respectively, before making any voting decision with respect to the Transaction because they contain important information about the Transaction and the parties to the Transaction. The Circular will be mailed to the Aphria Shareholders and Tilray Stockholders and is accessible on the SEDAR and EDGAR profiles of the respective companies.

Investors and security holders of Tilray can obtain a free copy of the Circular, as well as other relevant filings containing information about Tilray and the Transaction, including materials incorporated by reference into the Circular, without charge, at the U.S. Securities and Exchange Commission’s website (www.sec.gov) or from Tilray by contacting Tilray’s Investor Relations at (203) 682-8253, by email at Raphael.Gross@icrinc.com, or by going to Tilray’s Investor Relations page on its website at https://ir.tilray.com/investor-relations and clicking on the link titled “Financials.”

Investors and security holders of Aphria are able to obtain a free copy of the Circular, as well as other relevant filings containing information about Aphria and the Transaction, including materials incorporated by reference into the Circular, without charge, under Aphria’s profile on SEDAR at www.sedar.com or from Aphria by contacting Aphria’s investor relations at investors@aphria.com.